WEYERHAEUSER Investor Presentation December 2024 ANDY TAYLOR Vice President, Investor Relations AMANDA LUPER Senior Manager, Investor Relations Contact Us: (206) 539-3907 Contact Us: (206) 539-3907 Contact Us: (206) 539-3907

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2

Table of contents Company Overview Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation Investment Thesis | 2025 Targets & Progress | Who We Are | What We Do | Why We Matter Timberlands | Real Estate, Energy & Natural Resources | Wood Products Operational Excellence | Relative Competitive Performance | Innovation Sustainability Strategy | ESG Performance | Carbon Record Shareholder Returns | Capital Expenditures | Capital Structure Key Market Drivers Current Market Dynamics | Long-Term Demand Fundamentals | Carbon Platform 3

Weyerhaeuser Investment thesis Superior Shareholder Value Unmatched Portfolio Industry-Leading Performance Disciplined Capital Allocation 4 Strong ESG Foundation

2025 YEAR-END TARGETS Driving Growth and Shareholder Value Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation TIMBERLANDS GROWTH MAKE DISCIPLINED INVESTMENTS OF $1 BILLION FROM 2022 TO 2025 NATURAL CLIMATE SOLUTIONS GROW ANNUAL EBITDA TO $100 MILLION OPERATIONAL EXCELLENCE CAPTURE IMPROVEMENTS OF $175-250 MILLION FROM 2022 TO 2025 GREENHOUSE GAS REDUCTIONS MAKE PROGRESS AGAINST OUR SCIENCE-BASED TARGET Aligned With a 1.5 Degree Scenario EXTERNAL RECOGNITIONS MAINTAIN & ENHANCE THROUGH COMMITMENTS AND PERFORMANCE SHAREHOLDER RETURNS COMMITTED TO RETURNING 75-80% OF ADJUSTED FAD ANNUALLY TO SHAREHOLDERS SUSTAINABLE DIVIDEND GROW BASE DIVIDEND BY 5% ANNUALLY LUMBER GROWTH INCREASE PRODUCTION BY 5% ANNUALLY

TIMBERLANDS GROWTH INVESTED ~$775 MILLION INCLUDING ACQUISITIONS IN WASHINGTON, CAROLINAS, MISSISSIPPI & ALABAMA NATURAL CLIMATE SOLUTIONS INCREASED EBITDA BY 114% SINCE 2020 1ST FOREST CARBON CREDITS MONETIZED ~70 SOLAR AGREEMENTS SIGNED THREE CCS AGREEMENTS IN PLACE OPERATIONAL EXCELLENCE CAPTURED $77 MILLION IN OPX IMPROVEMENTS ACROSS OUR BUSINESSES IN 2022 & 2023 COMPETITIVE POSITION WE ARE #1 IN EBITDA MARGIN IN ALL MANUFACTURING BUSINESSES FOR FULL-YEAR 2023 SHAREHOLDER RETURNS RETURNED TOTAL CASH OF ~$4.6 billion TO SHAREHOLDERS BASED ON 2021-2023 RESULTS SUSTAINABLE DIVIDEND INCREASED OUR BASE DIVIDEND BY >5% ANNUALLY, 2022-2024 Continued strong performance Making Progress Against Our Multi-Year Targets EXTERNAL RECOGNITIONS MAINTAINED OUR ESG LISTINGS ON MULTIPLE KEY SUSTAINABILITY INDICES Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation GREENHOUSE GAS REDUCTIONS WE ARE MEMBERS OF THE CLIMATE PLEDGE COMMITTED TO NET-ZERO EMISSIONS BY 2040

Who we are Largest Timber REIT with Unmatched & Complementary Industry-Leading Businesses TIMBERLANDS We are the largest private owner of timberlands in North America REAL ESTATE, ENERGY & NATURAL RESOURCES We capture the highest value from every acre WOOD PRODUCTS We are one of North America’s largest, low-cost wood products manufacturers Unrivaled portfolio that cannot be replicated Leader in sustainable forestry practices 10.5 million acres held in the U.S. and 14 million acres licensed in Canada Expertise and technology platform enables end-to-end portfolio value creation Emerging Natural Climate Solutions business will serve the rising demand for net-zero solutions Industry-leading scale, brand and reputation Diversified mix of high-quality products 35 manufacturing facilities across North America CARBON PLATFORM We are an unrivaled carbon investment opportunity Our forests and wood products sequester millions of tons of CO2 annually, and we are significantly carbon negative Emerging carbon markets will drive long-term portfolio value creation

DIVERSE CUSTOMER MIX that fully values our quality, scale, reliability and sustainable practices PROPRIETARY SEEDLINGS yield superior growth, wood quality and survival characteristics CUSTOMIZED PLANTING deploys the best genetic material for each acre on our land base TARGETED SILVICULTURE generates superior volume and value in each geography LOW-COST PRODUCER that achieves top margin for lumber, panels and engineered wood PREMIUM LAND SALES maximizing value from each acre via higher-and-better-use parcels STEADY ROYALTY & LEASE INCOME maximizing value from surface & subsurface assets DELIVERED LOG MODEL captures maximum value from each tree using data-driven optimization HARVEST AND HAUL efficiency and logistics capabilities for low-cost and reliable operations HEALTHY FORESTS that are diverse, productive and grown sustainably to financial maturity OPTIMAL RAW MATERIALS to maximize mill margins through cost-effective fiber procurement WHAT WE DO Create and Capture Superior Value at Every Step NATURAL CLIMATE SOLUTIONS maximizing value through wind, solar, carbon, mitigation & conservation 8

Why we matter Long-Standing Focus on Sustainability We manage the most sustainable, versatile resource on earth: forests We are experts at using trees to make products people need We do it the right way so our forests will last forever WE ARE SUSTAINABLE BY NATURE OUR PORTFOLIO IS CLIMATE-FRIENDLY WE ARE SOCIALLY RESPONSIBLE

UNMATCHED PORTFOLIO Timberlands Real Estate, Energy & Natural Resources Wood Products Our Quality, Diversity and Scale Cannot Be Replicated 10

Highly productive planted pine forests Balanced mix of grade & fiber logs Scale operations in every major region U.S. SOUTH Premium Southern Yellow Pine 7 MILLION ACRES Premium land west of Cascade mountains Sawlogs are ~90% of harvest Unique Japan export presence U.S. WEST High-Value Douglas Fir 2.5 MILLION ACRES 10.5 Million Acres Held in the U.S. 14 Million Acres Licensed in Canada Premium hardwood sawlogs Maximizing value with more than 300 product grades U.S. NORTH Diverse Hardwoods and Softwoods 1 MILLION ACRES OUR UNMATCHED SCALE MAKES US A SIGNIFICANT SUPPLIER TO MANUFACTURERS IN EVERY REGION Approximate total acres as of December 31, 2023. Superior Holdings Create Value Today and Tomorrow TIMBERLANDS PORTFOLIO

Timberlands: highlights Unmatched Quality, Scale and Diversification Adjusted EBITDA(1,2) by Region (2021-2023) REVENUE by END MARKET (2023) Third-Party Domestic 55% WY Mills 26% Export 19% ~$710 MILLION Adjusted EBITDA(1) | 3-Year Average ENDURING VALUE ACROSS MARKET CYCLES 12 OUR COMPETITIVE ADVANTAGE Exceptional quality & productivity Unmatched timber-growing expertise Unparalleled scale & market access Superior delivered model & supply chain Diverse customer mix to capture value OUR GROWTH FOCUS Disciplined Timberlands Investments  $1 Billion by 2025   |  ~$775 Million Complete   Diversification and Scale Across All Major Markets Flex Supply To Meet Dynamic Customer Demands and Capture Market Opportunities (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. (2) Other is excluded.

COMPETITIVE POSITION We Are the Largest Timber REIT Our Scale Across All Major Woodbaskets Our Integrated Manufacturing Allows us to flex volume and maximize overall returns Our Delivered Log Business Model Enables us to capture higher margins Acres in millions TIMBER REIT OWNERSHIP Weyerhaeuser Rayonier PotlatchDeltic Gives us access across log markets Lowers our concentration risk Sources: Forisk Ownership Database 2023, tax parcel data (as available), public presentations, WY reports Source: Public filings Acres as of December 31, 2023. 100% 3rd Party 75% 78% 22% 25% 3rd Party Log Sales Internal Log Sales (2) (1) Log sales volumes in million tons 0 5 10 15 20 25 30 35 Sources: Public filings, WY reports Delivered vs. stumpage sales volumes for FY 2023. Excludes New Zealand volumes for RYN. Sources: Public filings, WY reports (1) Assumes PCH pulpwood and stumpage reported volumes are sold to third party customers. (2) Internal vs. third party sales volumes for FY 2023. 40

Weyerhaeuser TIMBERLANDS EXPORT MARKETS Unrivaled Market Position and Supply Chain Expertise UNIQUE JAPAN EXPORT BUSINESS Multi-decade relationships supplying post & beam housing market Western timberlands ownership provides premium logs at unrivaled scale Largest log export facility in North America creates substantial supply chain advantage and efficiencies OTHER WY EXPORT MARKETS Direct-to-customer strategy facilitates consistent demand Flexibility to quickly respond to shifts in global wood demand Southern exports positioned to grow Targeting new geographies and growing demand for wood fiber, biomass and pellets Southern Exports Western Exports (1) Percentages based on 2023 full year Timberlands export log sales. Less than 0.5% of export log revenue associated with sales to other markets. Southern exports to China are currently paused due to ongoing phytosanitary rules imposed by Chinese regulators. Other Markets 14 14 Scale + Consistent Product Quality + Supply Chain Reliability = Export Competitive Advantage

Western timberlands Unmatched Quality, Scale and Market Access Our Timber Inventory Is Primarily High-Value Species Sources: Forisk Ownership Database 2023, tax parcel data (as available), public presentations, WY reports We have premium timberlands west of the Cascade mountains We hold the #1 position in Adjusted EBITDA per acre Our markets are highly tensioned, with domestic and export optionality Sawlogs are approximately 90% of our harvest volume Washington Oregon Douglas fir 81% 12% 7% Whitewood Other As of December 31, 2023. Sources: Public filings, WY reports (1) Export volumes as a percentage of total western log sales volumes in 2023. Domestic 76% Export 24% Domestic 88% Export 12% WEYERHAEUSER Export = 2.3MM tons RAYONIER Export = 0.2MM tons We Ship More Volume To Higher Value Export Markets (1) TIMBER REIT OWNERSHIP Acres in millions WA OR Weyerhaeuser 1.1 1.4 Rayonier 0.4 0.01

Southern timberlands Peer-Leading Scale and Market Access NC/VA MS/AL AR/OK/TX/LA TIMBER REIT OWNERSHIP Weyerhaeuser Rayonier PotlatchDeltic Our Scale is Unmatched Across Southern Markets 16 (2) Atlantic Coast includes Florida, Georgia, North Carolina and South Carolina. WY PCH RYN Sources: Forisk Ownership Database 2023, tax parcel data (as available), public presentations and filings, WY reports (1) Represents completed and announced new sawmill capacity in 2017-2024, as of year-end 2023. ~70% of New Capacity in States with Strong WY Holdings(1) We have significant scale across the South with access to grade and pulp markets We hold ~1.8 million acres in top southern log markets across the Atlantic Coast(2) Concentration risk is limited in any one market New capacity in the South supports future growth across our ownership Well positioned to serve growing Asian export markets GA/FL/SC

Timberlands growth Strategy update Disciplined Approach to Growing the Value of Our Timberlands ANNOUNCED ACQUISITIONS Approximate Location of Transaction Activity (1) Includes approximately $30 million of smaller bolt-on acquisitions, not separately announced. (2) Timberlands acquired in Q4 2023 in the Carolinas and Mississippi were associated with a purchase and sale agreement, structured as a tax-efficient like-kind exchange. Final purchase price and acres acquired for this transaction include closing adjustments. YEAR LOCATION PURCHASE PRICE ($ Millions) ACRES (Thousands) 2022 Washington & Carolinas $283 84.8 2023 Carolinas & Mississippi(2) $219 82.7 2024 Alabama $244 84.3 Western Timberlands Southern Timberlands PROGRESS ~$775 Million(1) Including announced acquisitions in Washington, Carolinas, Mississippi & Alabama TARGET $1 Billion of Disciplined Investments from 2022 to 2025 17

100% OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST TIMBERLANDS SUSTAINABILITY We Balance Our Harvesting with a Strong Foundation of Environmental Stewardship WE HARVEST ONLY 2% OF OUR FORESTS ON AVERAGE EACH YEAR WE LEAVE TREE BUFFERS ALONG WATERWAYS TO PROTECT AQUATIC HABITAT WE CERTIFY 100% OF OUR TIMBERLANDS TO THE SUSTAINABLE FORESTRY INITIATIVE® STANDARD WE PLANT MORE THAN 100 MILLION TREES EACH YEAR OUR WORKING FORESTS CONTRIBUTE TO CLIMATE CHANGE SOLUTIONS WE PARTICIPATE IN CONSERVATION AGREEMENTS ACROSS OUR TIMBERLANDS 18 18 Sustainable Forestry | Carbon Sequestration | Supporting Biodiversity

WESTERN REGION U.S. SOUTH REAL ESTATE, ENERGY & NATURAL RESOURCES Generating Value Through End-to-End Portfolio Management Wind Conservation Real Estate (HBU) Mineral Royalties Conservation Mineral Royalties Mitigation Banking SOUTHERN REGION Applying expertise and technology to enhance portfolio value across our timber holdings Forest Carbon NORTHERN REGION CO2 Real Estate (HBU) Mineral Royalties Wind Carbon Capture & Sequestration CO2 Solar Forest Carbon CO2 Real Estate (HBU) Real Estate Development Conservation Acreage as of December 31, 2023.

Real estate, energy & natural resources: highlights Consistent, Reliable Cash Generation | Growing Natural Climate Solutions ~$315 MILLION Adjusted EBITDA(1) | 3-Year Average ENDURING VALUE ACROSS MARKET CYCLES Natural Climate Solutions Adjusted EBITDA(1) Real Estate 66% ENR 34% OUR COMPETITIVE ADVANTAGE Unmatched expertise in evaluating and maximizing the full value from every acre Track record in delivering significant premium to timber value Well positioned to serve the rising demand for natural climate solutions OUR GROWTH FOCUS Grow Natural Climate Solutions EBITDA to $100 Million by YE 2025 | $47 Million in 2023 20 Adjusted EBITDA(1,2) BY BUSINESS (2021-2023) (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Adjusted EBITDA from Natural Climate Solutions is included in Real Estate and ENR segment results. (2) ENR EBITDA is primarily generated through steady royalty and lease income from third-party development of surface and subsurface assets, including the following activities within our Natural Climate Solutions Business: renewable energy, carbon capture and sequestration, and forest carbon. Real Estate EBITDA includes the following activities within our Natural Climate Solutions Business: mitigation banking and conservation. 2020 2023 2025

REAL ESTATE BUSINESS We Continually Evaluate Every Acre to Unlock Higher and Better Use (HBU) Value (2) Since inception, following the Plum Creek merger in 2016. HBU Acreage by Region(1) South 83% North 3% West 14% (1) As of December 31, 2023. PREMIUM LAND SALES Maximizing Value from Each Acre Via HBU Parcels Timberlands Acquisitions Will Replenish HBU Pipeline We Sell <1% OF OUR TIMBERLAND ACRES Annually 1.2 MILLION ACRES With HBU Attributes 55-100+% PREMIUM To Timber Value(2) 21

NATURAL CLIMATE SOLUTIONS BUSINESS Leveraging Scale and Growing EBITDA as Markets Develop 22 EXPANDING OUR BUSINESS MODEL GROWING OUR EXISTING BUSINESSES PARTICIPATING IN THE EMERGING CARBON CREDIT MARKET FOREST CARBON CO2 Monetized initial credits from Maine pilot project Anticipating approval of two additional projects in the Southern region Expecting to generate ~100,000 new credits in the near-term(1) LEASING LAND FOR WIND AND SOLAR PRODUCTION RENEWABLE ENERGY 6 operating wind sites in the Western and Northern regions ~70 agreements for potential solar projects across 130,000 acres in the Southern region First solar project nearing completion PRESERVING VALUABLE ECOSYSTEMS MITIGATION & CONSERVATION Mitigation: 16 active banks on more than 26,000 acres Pursuing conservation outcomes in select markets Markets expected to expand over time LEASING SUBSURFACE FOR CARBON SEQUESTRATION CARBON CAPTURE & SEQUESTRATION Agreements in place for three projects in the Southern region 500,000+ acres with suitable subsurface characteristics Increasing demand with Inflation Reduction Act (1) Includes initial credit issuances from two new projects in the Southern region and the second issuance of credits from Maine pilot project

WOOD PRODUCTS PORTFOLIO Industry-Leading Scale, Diversification and Quality LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION 2nd Largest Producer in North America 19 Lumber Mills(1) (5.5 BBF) 4th Largest Producer in North America 6 Oriented Strand Board Mills (3.2 BSF) Located in the Largest Homebuilding Markets 19 Distribution Centers #1 Engineered Wood Capacity in North America 6 Engineered Wood Mills (42 MMCF) 3 Veneer/Plywood Mills (610 MMSF) 1 Medium Density Fiberboard Mill (265 MMSF) OUR UNMATCHED ASSETS + SUPPLY CHAIN CAPABILITIES = PREFERRED SUPPLIER (1) Includes New Bern, NC mill which was indefinitely curtailed in Q3 2024. WY relative positioning based on full year 2023 production. WY specific values represent capacity by product line as of December 31, 2023. Production capacity for engineered wood represents total solid section press capacity. WY engineered solid section facilities also may produce engineered I-joists to meet market demand. In 2023, approximately 22 percent of WY’s total press production was converted into I-joists. Sources: Public filings, WY reports.

Wood products: highlights Peer-Leading Performance, Superior Reliability and Preferred Supplier Peer-leading performance OUR COMPETITIVE ADVANTAGE Diverse customer mix & market demand drivers Strategically located in prime woodbaskets Expertise in transportation & logistics Relentless focus on peer-leading cost structure OUR GROWTH FOCUS Expand EWP Capacity and Product Offering with Investment in New Facility in the U.S. South Organically Grow Lumber Production by 5% Annually through 2025 PERCENT OF SALES(2) by END MARKET (2023) Adjusted EBITDA(1) BY BUSINESS (2021-2023) OSB 34% EWP 19% Distribution 7% Lumber 40% New Residential: Single & Multi-Family Repair & Remodel: Professional & DIY Non-Residential Construction, Industrial & Other Uses 67% 17% 16% Diversified Mix of High-Quality Products (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Other is excluded. (2) Percentages are approximate based on 2023 full year Wood Products net sales. #1 IN EBITDA MARGIN In All Manufacturing Businesses FOR FULL-YEAR 2023

Expanding engineered wood products portfolio Strategic Investment to Build New TimberStrand® Facility in Monticello, Arkansas 25 Innovative and versatile solid section beam product Proprietary technology – high barrier to entry for others Diversified and growing end markets with applications in residential, industrial and mass timber One of the lowest cost and highest margin products in WY’s EWP portfolio Expanding Weyerhaeuser's EWP offerings in the U.S. South New facility addresses underserved and growing market for TimberStrand in the U.S. South and serves the company’s strong and expanding customer base in the region Existing TimberStrand production located exclusively in Canada Delivering seamless integration with Weyerhaeuser’s existing timberlands and distribution network New facility enables conversion of lower quality southern logs and forest by-products into a higher value EWP product ~80% of raw material sourcing will come from WY fee timberlands in the region Doubling Weyerhaeuser’s TimberStrand capacity New facility adds 10 million cubic feet of production capacity Increases total company EWP capacity by ~24% TIMBERSTRAND GROWTH BENEFITS $100+ MILLION OF ANNUAL ADJUSTED EBITDA(1) expected at full operating capacity Additional upside from portfolio integration benefits Construction to begin in 2025, with startup expected in 2027 ~$500 million investment between 2025 and 2027 (1) See appendix for definition of Adjusted EBITDA and a statement about this non-GAAP measure.

Generation Z and Millennials are the largest population cohorts and have entered peak homebuying years Current homebuilding pace will not fully address the deficit resulting from a decade of underbuilding Current demand supported by low inventories for existing homes and incentives for new home purchases, despite elevated mortgage rates U.S. HOUSING REMAINS UNDERBUILT Sources: CBO, U.S. Census Bureau Sources: FEA, U.S. Census Bureau Quarterly as of November 2024 EXPECT LONG-TERM GROWTH IN U.S. HOUSING Strong Demographic Fundamentals and Significant Housing Deficit FAVORABLE DEMOGRAPHICS U.S. POPULATION BY AGE 26

Signs of improving R&R demand in certain end-markets Housing stock continues to age, with median age greater than 40 years Increased consumer savings, home equity and lock-in effect with elevated mortgage rates U.S. RETAIL BUILDING MATERIALS SALES TOTAL SPENDING Source: U.S. Census Bureau 2021 American Housing Survey Source: U.S. Census Bureau YTD Annualized as of October 2024 U.S. HOUSING STOCK YEAR BUILT FAVORABLE LONG-TERM repair & remodel FUNDAMENTALS Recent Moderation Driven By Cautious Consumer Sentiment 27 Annualized

MASS TIMBER CONSUMPTION projected to increase >100% by 2028 INCREASED ADOPTION OF WOOD-BASED BUILDING Global Growth and Sustainability Attributes Driving Rising Demand for Wood Products Sources: United Nations, FEA Global Cross-Laminated Timber (CLT) Consumption Growth, Churkina et al. (Buildings as a global carbon sink, Jan. 2020) GLOBAL CONSTRUCTION square footage will expand >50% by 2050 WOOD-BASED CONSTRUCTION is CLIMATE POSITIVE Emissions Storage Mean CO2e per ton produced STEEL CEMENT WOOD CO2 28 1.8 3.8 2022 2028

Wood products sustainability Reducing Our Impact | Offering Climate-Friendly Products WE CERTIFY 100% OF OUR WOOD FIBER SUPPLY TO THE Sustainable Forestry Initiative® Fiber Sourcing or Certified Sourcing Standards WE MEET MORE THAN TWO-THIRDS OF OUR OWN ENERGY NEEDS USING RENEWABLE BIOMASS ON AVERAGE, 98% of our wood residuals are used to create other products or to generate energy WE HAVE AN AMBITIOUS TARGET TO REDUCE OUR GREENHOUSE GAS EMISSIONS BY 2030 29 29 Committed To Sustainability Throughout Our Supply Chain

INDUSTRY-LEADING PERFORMANCE Operational Excellence Relative Competitive Performance Significant, Sustainable Margin Improvement Accelerated by Innovation Innovation 30

OPERATIONAL EXCELLENCE Delivering Sustainable Margin Improvement Through the Cycle SUSTAINABLE MARGIN IMPROVEMENT Targeting $175-250 Million from 2022-2025 EXPANDING OUR REACH WITH OPX 2.0 Finding Opportunity in Every Corner Future Value World Class Execution on Critical Activities That Generate Longer-Term Value Cost Avoidance Intentional Work to Eliminate or Reduce Potential Cost Increases in the Future Efficiency Projects That Standardize Processes, Reduce Manual Work, Streamline Systems Cross-Business OpX Opportunities to Drive Improvement Within Our Integrated Supply Chain Timberlands Harvest & Haul • Silviculture Marketing • Merchandising Wood Products Controllable Cost • Recovery Reliability • Product Mix Cross- Business OpX

DELIVERING SUPERIOR RELATIVE PERFORMANCE Our OpX Scorecard Sources for competitor data: Public filings. Results include only North American operations. (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. (2) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific and West Fraser. (3) 2017-2023 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown. (4) After 2021, West Fraser (previously Norbord) excluded due to changes in segment reporting, which now combines OSB and EWP segments. (5) After 2021, Louisiana Pacific excluded due to the sale of its EWP business in 2022. WE ACHIEVED THE Largest Improvement IN DISTRIBUTION MARGIN 2011 THROUGH 2023 WE HOLD THE #1 Position IN EBITDA PER ACRE IN WESTERN TIMBERLANDS LUMBER(3) ORIENTED STRAND BOARD(4) ENGINEERED WOOD PRODUCTS(5) DISTRIBUTION WOOD PRODUCTS ADJUSTED EBITDA MARGIN(1,2) Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers WE HOLD THE #1 Position IN EBITDA MARGIN IN ALL MANUFACTURING BUSINESSES FOR FULL-YEAR 2023

innovation Driving Significant Improvements Through Accelerated Focus on Innovation Automation & Robotics Unmanned Autonomous Vehicles Artificial Intelligence & Machine Learning Energy-Efficient Equipment 33

STRONG ESG FOUNDATION Sustainability Strategy ESG Performance Sustainability Is a Core Value Carbon Record 34

Sustainable to our core Strong ESG Performance | Clear Business Alignment | Ambitious Positive Impact OUR SUSTAINABILITY STRATEGY Maintain ESG Foundation Improve Business Alignment Demonstrate Positive Impact Ten-year roadmap to review and adjust ESG-related focus areas and strategies Set and meet appropriate annual goals Report progress Increase visibility in business processes Strengthen awareness and pride Identify opportunities and mitigate risks Improve sustainability performance Working to solve 3 big challenges by 2030 Climate change solutions Sustainable homes for everyone Thriving rural communities OUR ESG PERFORMANCE Environmental Stewardship Social Responsibility Corporate Governance More than 100 million trees planted each year 2% of our forests harvested on average each year 100% of our timberlands reforested after harvest 100% of our timberlands and wood fiber supply certified to SFI® standards 38 million metric tons of CO2e removed in our forests and wood products in 2023 Over two-thirds of our energy needs met with renewable biomass 98% of our wood residuals are used to create other products or generate energy <2 recordable incident rate for over a decade 89% of our employees agree we always put safety first 9,000+ family-wage jobs in mostly rural communities 84% of our employees agree their workplace is inclusive $6.2 million in charitable giving to the communities where we operate in 2023 87% of our employees agree they have the training they need to do their jobs well >94% say on pay support in 2024 8 new directors appointed to our board since 2015 40% of our board of directors are women; one woman of color

OUR CARBON RECORD We Remove Nearly Four Times More Carbon Dioxide Than We Emit For more information on our carbon record methodology visit carbonrecord.weyerhaeuser.com We Are Members of The Climate Pledge and Are Committed to Net-Zero Emissions by 2040 36 Metric tons of carbon dioxide equivalent (mtCO2e) for full-year 2023 38 million mtCO2e in 2023 2.3-3.6 billion mtCO2e We Set an Ambitious, Science-Based Target to Reduce Emissions by 2030 Our Forests Store 10.2 million mtCO2e in 2023 Scope 1 & 2 Scope 3 TRACK 1 Carbon Emissions TRACK 2 Carbon Removals TRACK 3 Carbon Storage TRACK 4 Emissions Reduction We are on the pathway to net-zero emissions Forests store CO2 in trunks, branches, leaves and roots The world needs more carbon removals The world needs less carbon emissions 42% 25%

DISCIPLINED CAPITAL ALLOCATION 37 Shareholder Returns Capital Expenditures Long-Term Commitment to Balancing Three Key Priorities Capital Structure

INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Supplemental Dividends & Share Repurchases DISCIPLINED CAPITAL ALLOCATION Balanced and Sustainable Philosophy – Three Key Priorities 38

(1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) Normally declared and paid annually in the first quarter, based on prior year results. RETURNING CASH TO SHAREHOLDERS Allocation Framework and Cash Return Calculation TARGETED RETURN OF CASH TO SHAREHOLDERS Calculated on an Annual Basis 20-25% of Adjusted FAD SUSTAINABLE BASE DIVIDEND supported by Timberlands and Real Estate & ENR cash flow, even at the bottom of the cycle SUPPLEMENTAL DIVIDEND(2) AND/OR SHARE REPURCHASE to achieve targeted return of 75-80% of annual Adjusted FAD EXCESS CASH available for growth, debt paydown and additional share repurchase $ Return 75-80% of Adjusted FAD to Shareholders ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION(1) Allocation Framework 39 Adjusted FAD Quarterly Base Cash Dividends Targeted Return to Shareholders To Achieve 75-80% Payout Cash Available for Allocation Between Supplemental Dividend(2) and/or Opportunistic Share Repurchase 75-80% Payout

CASH RETURN FRAMEWORK IN ACTION Returned $783 Million of Cash to Shareholders Based on 2023 Results Returned $0.90 per share of dividends based on 2023 results Returned $125 million through opportunistic share repurchase Required no balance sheet or portfolio actions to achieve return commitment (1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) On January 25, 2024, our board of directors declared a supplemental dividend of $0.14 per share that was paid in 2024 Q1. (3) Share repurchase activity in 2023 totaled $125 million at an average price of $30.79 per share. Per Share $0.76 $0.14 Total $0.90 Per Share $556 $102 $783 $986 $ in millions 2023 Adjusted FAD(1) Quarterly Base Dividends Supplemental Dividend(2) Share Repurchase(3) Total Cash Return 75-80% Target Payout Range $125 40 40 ~80% of Adjusted FAD Returned to Shareholders Based on 2023 Results

41 DIVIDEND YIELD Calendar Year(2) 2021 3.7% 2022 6.7% 2023 5.1% ALLOCATION OF CASH RETURNS BASED ON 2021-2023 RESULTS $1.6 Billion Base Dividends $2.2 Billion Supplemental Dividends(1) $775 Million Share Repurchase Annual Payout of Adjusted FAD 2021 = 79% 2022 = 75% 2023 = ~80% (1) Supplemental dividends associated with 2021 results include a $0.50 per share interim distribution paid in 2021 Q4 and a $1.45 per share distribution paid in 2022 Q1. Supplemental dividends associated with 2022 results include a $0.90 per share distribution paid in 2023 Q1. Supplemental dividends associated with 2023 results include a $0.14 per share distribution paid in 2024 Q1. (2) Dividend yield calculations assume a share price of $32.26, the closing price on November 29, 2024. NEARLY $4.6 BILLION RETURNED TO SHAREHOLDERS BASED ON 2021-2023 RESULTS THROUGH DIVIDENDS AND SHARE REPURCHASE RETURNING CASH TO SHAREHOLDERS Demonstrating The Power of Our Cash Return Framework

TARGETING 5% ANNUAL BASE DIVIDEND GROWTH Driven by Timberlands, Natural Climate Solutions & Performance Improvements (1) Assumes current quarterly base dividend of $0.20 per share. 42 +5.9% +5.6% +5.3% Future BASE dividend (1) BASE DIVIDEND GROWTH DRIVERS Timberlands Targeted acquisitions and business development Natural Climate Solutions Growing EBITDA to $100 million by YE 2025 Performance Improvements Innovation and CapEx improve margins and down-cycle cash flows Generating Incremental & Sustainable Cash Flows Across Market Conditions

CAPITAL EXPENDITURES Organic Investments to Sustain and Enhance Our Operations CAPITAL EXPENDITURES(1) $ in millions Wood Products: $290 million in 2024 Maintenance capex is $150-200 million Projects to improve costs and reliability Strategic lumber mill modernization Timberlands: $115 million in 2024 Reforestation and silviculture Roads and infrastructure Real Estate & ENR: Minimal Limited spending for entitlement activities and Natural Climate Solutions Corporate: $15 million in 2024 Primarily IT systems (1) Includes capitalized interest of $4 million in 2021, $6 million in 2022, and $7 million in 2023. (2) 2022 spend was higher than initial guidance of $440 million primarily due to the acceleration of equipment orders with extended lead times for future planned capital projects. (2) 43 43 Expect Annual Capital Expenditures of $420-440 Million through 2025

Maintain AN appropriate capital structure Operating from a Strong Financial Position with Significant Flexibility NET DEBT TO ADJUSTED EBITDA (LTM) (1) INVESTMENT GRADE CREDIT PROFILE   Baa2 Moody’s AMPLE LIQUIDITY   OPPORTUNISTIC LIABILITY MANAGEMENT STRONG ASSET COVERAGE OVER 80% of business assets are in Timberlands Paid Down Debt of  ~$1.2 billion since 2020 Q3 LEVERAGE RATIO BELOW 3.5x TARGET OVER THE CYCLE 3.5x Target (1) Last twelve months Adjusted EBITDA for each quarter presented. See appendix for definition of Net Debt to Adjusted EBITDA and reconciliation to GAAP amounts. $1.5 BILLION available revolving line of credit 44 BBB Standard & Poor’s Refinanced ~$1.9 billion  of debt since 2022 Q1 Reduced Pension Obligations by ~$4.5 billion since 2018

45 Current Market Dynamics Long-Term Demand Fundamentals Carbon Platform KEY MARKET DRIVERS

LUMBER ORIENTED STRAND BOARD WESTERN LOGS SOUTHERN LOGS Current market dynamics for our products Improving sawlog demand with new mill capacity coming into the region WY fiber log demand generally stable Log pricing showing notable gains across several geographic sub-areas Emerging log export opportunity Signs of improving R&R demand in certain end-markets Single-family construction activity remains resilient Composite pricing slightly above historical pre-pandemic levels B.C. mill closures will be replaced by U.S. South capacity additions Supportive long-term housing fundamentals Single-family construction activity remains resilient Current pricing above historical pre-pandemic levels Supportive long-term housing fundamentals Steady domestic wood products production Generally stable Japanese demand for WY logs Favorable longer-term Chinese log demand; supply constraints from Europe and Russia 46

Rising Global Demand for Wood Fiber Increased Adoption of Wood-Based Building Increased Demand for Natural Climate Solutions Growing Demand for U.S. Housing 2 3 4 FUNDAMENTAL DRIVERS SHAPING OUR INDUSTRY We Are Well Positioned to Capitalize on These Opportunities 1

Our carbon platform Driving Long-Term Portfolio Value as Carbon Markets Develop LAND & FOREST Forest Carbon Credits Renewable Energy Mitigation & Conservation SUBSURFACE Carbon Capture & Sequestration WOOD PRODUCTS Carbon Storage ENHANCING VALUE OVER TIME Underlying Timberlands Value Increased Demand for Climate-Friendly Wood Products Growing Cash Flow from Natural Climate Solutions Strong Timberlands Foundation Largest private owner of timberlands in the U.S. Our timberlands sequester millions of tons of CO2 annually Surface & subsurface ownership is a strategic competitive advantage Complementary Wood Products Business Growing Natural Climate Solutions Industry-leading scale, diversification and quality Our wood products store carbon for the entire product life cycle Committed to sustainability across our operations and supply chain Expertise and technology to maximize value from every acre Emerging opportunities as carbon markets develop Increasing demand from existing lines of business 48

Weyerhaeuser Investment thesis Superior Shareholder Value Unmatched Portfolio Industry-Leading Performance Disciplined Capital Allocation 49 Strong ESG Foundation

APPENDIX Additional Materials 50

WOOD PRODUCTS SALES REALIZATIONS: CURRENT VS. 2024 Q3 (1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. (2) WY reports OSB realizations in MSF 3/8”. Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. 51 Q4 QTD vs. Q3 AVERAGE +$40/MBF HIGHER CURRENT vs. Q3 AVERAGE +$45/MBF HIGHER Q4 QTD vs. Q3 AVERAGE +$15/MSF HIGHER CURRENT vs. Q3 AVERAGE +$50/MSF HIGHER LUMBER1 OSB2 WEYERHAEUSER’S AVERAGE SALES REALIZATIONS WY’s SENSITIVITY CHANGE IN REALIZATIONS $10/MSF ≈ $30 million EBITDA ANNUALLY Approximate Change As of December 13, 2024 WY’s SENSITIVITY CHANGE IN REALIZATIONS $10/MBF ≈ $50 million EBITDA ANNUALLY

LUMBER DEMAND FUNDAMENTALS AND PRICING LUMBER PRICING FRAMING LUMBER COMPOSITE NORTH AMERICAN LUMBER CONSUMPTION BY END USE, 2023 Source: FEA Source: Random Lengths Q4 QTD as of 12/13/2024 Signs of improving repair & remodel demand in certain end-markets Single-family construction activity remains resilient Composite pricing slightly above historical pre-pandemic levels Supportive long-term housing fundamentals Mass timber and CLT will drive higher non-residential usage over time

Log supply declining in British Columbia due to fires, pine beetle and lower allowable cut Canadian lumber exports to the U.S. remain subject to duties Canadian share of lumber market has decreased U.S. Southern lumber production gaining share NORTH AMERICAN CAPACITY(1) % SHARE BY REGION NORTH AMERICAN LUMBER PRODUCTION BY REGION, 2023 Source: FEA Total North American softwood lumber production of 57 BBF in 2023. LUMBER B.C. Mill Closures Being Replaced by Capacity Additions in the U.S. South Source: FEA (1) Chart does not display share of other U.S. regions which constitute approximately 4% of total North American capacity.

OSB DEMAND FUNDAMENTALS AND PRICING Single-family construction activity remains resilient Current pricing above historical pre-pandemic levels Supportive long-term housing fundamentals Source: FEA ORIENTED STRAND BOARD PRICING 7/16” NORTH CENTRAL NORTH AMERICAN OSB CONSUMPTION BY END USE, 2023 Source: Random Lengths Q4 QTD as of 12/13/2024

Largest driver of demand is U.S. housing activity Generally stable Japanese demand for WY premium logs China has favorable longer-term import needs and faces constraints from suppliers in Europe and Russia WY able to rapidly flex China volume in response to changing markets JAPAN HOUSING STARTS WOOD-BASED WESTERN SAWLOG PRICING DELIVERED DOUGLAS FIR #2 Million cubic meters Source: China Gov't Statistics. Customs Code Numbers: 4403-2000 Logs, coniferous. LTM as of October 2024 CHINA SOFTWOOD LOG IMPORTS FROM ALL COUNTRIES WY’s SENSITIVITY CHANGE IN REALIZATIONS $25/MBF ≈ $30 million EBITDA ANNUALLY Millions WY transacts Western logs primarily in MBF but reports in ton equivalents. A $5/ton change in WY realizations is approximately $40 million of annual EBITDA. WESTERN LOGS Tensioned Market with Domestic and Export Optionality Sources: Log Lines, WY reports YTD as of October 2024 Source: Japan Ministry of Land, Infrastructure & Transport (MLIT) LTM as of October 2024 YTD

SAWMILL CAPACITY ADDITIONS COMPLETED & ANNOUNCED BY STATE 2017-2024(2) Sawlog demand improving as capacity increases; WY’s timberlands are well positioned to benefit WY fiber log demand generally stable Log pricing showing notable gains across several geographic sub-regions Additional upside opportunity from Southern log exports (1) Represents completed and announced new sawmill capacity in 2017-2024, as of year-end 2023. Sources: Forisk, WY reports MMBF WY’s SENSITIVITY CHANGE IN REALIZATIONS $5/ton ≈ $55 million EBITDA ANNUALLY SOUTHERN SAWLOG PRICING DELIVERED SOUTHERN AVERAGE PINE SAWLOG U.S. SOUTH CAPACITY ADDITIONS 2017-2024(1) New Sawmill Capacity Completed WY Timberlands New Sawmill Capacity Announced SOUTHERN LOGS Improving Sawlog Demand Will Drive Long-Term Price Improvement Source: Timber Mart-South YTD as of September 2024 ~11.5 BBF 2017 – 2024 States encompassing 70+% of WY’s Southern holdings YTD (2) Represents completed and announced new sawmill capacity in 2017-2024, as of year-end 2023. Sources: Forisk, WY reports

NCREIF Timberland INDEX INDEXED MARKET VALUE Per Acre, by Region Source: National Council of Real Estate Investment Fiduciaries (NCREIF) Timberland Index. Changes in index composition may affect average market values (e.g., NCREIF Northwest expanded to include Idaho in 2013). YTD as of September 2024 Perpetually Growing Asset Low Correlation With Other Asset Classes TIMBERLANDS Enduring Value Across Market Cycles 2024 YTD

ACTIVE TIMBERLANDS PORTFOLIO MANAGEMENT Increasing Cash Flows and Portfolio Value   (1) Acquisitions include mid-coastal Oregon (2020), southwest Alabama (2021), North and South Carolina (2022, 2023), Mississippi (2023) and a small property in Coastal Washington (2021). Divestitures include Montana (2020), southern Oregon (2020), North Cascades Washington (2021), Upstate South Carolina (2023) and other small nonstrategic properties. (2) Free Cash Flow defined as Timberlands EBITDA generated less capital expenditures to support operations. WEYERHAEUSER TIMBERLANDS A&D PERFORMANCE 2020 – 2023 Timber Free Cash Flow(2) $ In Millions 5-Year Annual Average Net Change +$43 Million Timber Free Cash Flow Yield 5-Year Annual Average Net Change +4.0% Harvest Tons In Thousands 5-Year Annual Average Net Change +1.1 Million Tons Net Change -770 Thousand Acres Acres Transacted(1) In Thousands DIVESTITURES ~$1.1 Billion Generated from Non-Strategic Acres ACQUISITIONS ~$1.1 Billion Deployed Into Strategic Acquisitions  SIGNIFICANTLY INCREASED HARVEST VOLUMES & CASH FLOWS ON FEWER ACRES 58

DELIVERING SUPERIOR RELATIVE PERFORMANCE Our OpX Scorecard TIMBERLANDS ADJUSTED EBITDA(1,2) PER ACRE WEST SOUTH Weyerhaeuser Timberlands & ENR vs Peers Weyerhaeuser Timberlands & ENR vs Peers Sources for competitor data: Public filings. Results include only North American operations. (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. (2) 2020 EBITDA for Weyerhaeuser Southern Timberlands reflects announced 10 percent reduction in 2020 fee harvest volumes. Timberlands peers include NCREIF, PotlatchDeltic and Rayonier. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income currently reported in the company’s Energy & Natural Resources business. (3) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific and West Fraser. (4) 2017-2023 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown. (5) After 2021, West Fraser (previously Norbord) excluded due to changes in segment reporting, which now combines OSB and EWP segments. (6) After 2021, Louisiana Pacific excluded due to the sale of its EWP business in 2022. LUMBER(4) ORIENTED STRAND BOARD(5) ENGINEERED WOOD PRODUCTS(6) DISTRIBUTION WOOD PRODUCTS ADJUSTED EBITDA MARGIN(1,3) Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers

Recognized ESG Leader Sustained High Performance in Major Ratings and Rankings MSCI ESG Rating S&P Global ESG Best-in-class among North American companies and peers Committed to enhancing our performance and achieving full recognition for our strong practices Included in major ESG indices, including the Dow Jones Sustainability Index North America ETHISPHERE named WY one of the WORLD’S MOST ETHICAL COMPANIES® Notable RECOGNITIONs  CDP Climate 60

WELL-LADDERED DEBT PROFILE (1) Excludes $250 million of variable rate debt. (2) Revolving credit facility was undrawn as of March 31, 2024. This credit facility has a capacity of $1.5 billion and expires in March 2028. $5.1 billion of long-term debt outstanding 95% fixed rate Weighted average maturity of 7 years Weighted average interest rate of 5.3%(1) Refinanced ~$1 billion of maturities in 2023 at favorable rates No debt maturities until 2025 Enhanced financial flexibility and lowered interest expense as a result of debt reduction and liability management actions since 2020 Revolver used for working capital management as needed(2) Debt maturity profile $ in millions

OUR COMPANY VISION 62

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Net earnings for 2017, 2018, 2019, 2020 and 2022 include net charges of $52 million, $122 million, $354 million, $285 million and $359 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other post-employment benefit costs, interest income and other, interest expense, net, and income taxes. $ Millions 2017 2015 2018 2016 2019 2017 2020 2018 2021 2022 2023 Adjusted EBITDA(1) $2,080 $2,032 $1,276 $2,201 $4,094 $3,654 $1,694 Depletion, depreciation & amortization (521) (486) (510) (472) (477) (480) (500) Basis of real estate sold (81) (124) (116) (141) (71) (84) (93) Unallocated pension service costs (4) — — — — — — Special items included in operating income (343) (28) 1 122 97 (10) 85 Operating Income (GAAP) $1,131 $1,394 $651 $1,710 $3,643 $3,080 $1,186 Non-operating pension and other post-employment benefit costs (62) (272) (516) (290) (19) (254) (45) Interest income and other 40 60 30 5 5 25 76 Net Contribution to Earnings $1,109 $1,182 $165 $1,425 $3,629 $2,851 $1,217 Interest expense, net (393) (375) (369) (351) (313) (270) (280) Loss on debt extinguishment — — (9) (92) — (276) — Income taxes (134) (59) 137 (185) (709) (425) (98) Net Earnings (Loss) (GAAP)(2) $582 $748 $(76) $797 $2,607 $1,880 $839 ADJUSTED EBITDA RECONCILIATION Total Company

$ Millions  2017 2018 2019 2020 2021 2022 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net Debt to Adjusted EBITDA (LTM) (1,2,3) 3.6 3.3 2.9 2.5 2.5 2.2 2.5 3.0 3.3 3.9 4.7 4.9 4.5 4.1 2.9 2.3 1.5 0.9 0.7 0.8 0.9 0.8 0.8 1.0 1.7 2.2 2.2 2.3 2.5 2.6 3.2 Total debt $6,606 $6,604 $5,995 $5,992 $5,928 $5,924 $5,921 $6,344 $6,401 $6,293 $6,590 $6,377 $7,426 $6,299 $5,974 $5,475 $5,475 $5,250 $5,250 $5,099 $5,053 $5,053 $5,053 $5,053 $5,053 $5,797 $5,679 $5,069 $5,071 $5,072 $5,074 Less: Cash and cash equivalents and short-term investments 455  701  497  824  598  901  348  334  259  212  153  139  1,458 643 787 495 1,016 1,777 2,326 1,879 1,205 1,723 1,920 1,581 797 1,760 1,841 1,164 871 997 877 Net Debt $6,151 $5,903 $5,498 $5,168 $5,330 $5,023 $5,573 $6,010 $6,142 $6,081 $6,437 $6,238 $5,968 $5,656 $5,187 $4,980 $4,459 $3,473 $2,924 $3,220 $3,848 $3,330 $3,133 $3,472 $4,256 $4,037 $3,838 $3,905 $4,200 $4,075 $4,197 Adjusted EBITDA (LTM)(1,2,3) $1,701 $1,794 $1,929 $2,080 $2,170 $2,301 $2,237 $2,032 $1,853 $1,559 $1,362 $1,276 $1,324 $1,367 $1,804 $2,201 $2,889 $4,076 $4,077 $4,094 $4,490 $4,122 $3,959 $3,654 $2,552 $1,816 $1,742 $1,694 $1,651 $1,592 $1,319 Depletion, depreciation & amortization  (541) (537) (531) (521) (508) (498) (488) (486) (489) (494) (507) (510) (510) (503) (483) (472) (467) (470) (473) (477) (481) (480) (481) (480) (484) (491) (494) (500) (499) (499) (502) Basis of real estate sold (106) (103) (108) (81) (79) (91) (113) (124) (160) (171) (149) (116) (130) (131) (147) (141) (106) (96) (67) (71) (75) (90) (86) (84) (86) (60) (87) (93) (91) (117) (106) Unallocated pension service costs (5) (5) (4) (4) (2) (2) (1) —  — — — — — — — — — — — — — — — — — — — — — — — Special items in operating income (73) (264) (457) (343) (339) (149) 58  (28) (40) (20) 33  1  33 41 (92) 122 110 102 214 97 97 97 65 (10) (10) (21) (21) 85 85 121 111 Operating Income (LTM) (GAAP)(1) $976  $885  $829  $1,131 $1,242 $1,561 $1,693 $1,394 $1,164 $874  $739  $651  $717 $774 $1,082 $1,710 $2,426 $3,612 $3,751 $3,643 $4,031 $3,649 $3,457 $3,080 $1,972 $1,244 $1,140 $1,186 $1,146 $1,097 $822 Equity earnings (loss) from joint ventures 17  10  2  1  1  1  — — — — — — — — — — — — — — — — — — — — — — — — — Non-operating pension and other post-employment benefit costs 12  (6) (35) (62) (64) (69) (70) (272) (718) (715) (713) (516) (55) (55) (49) (290) (289) (280) (276) (19) (26) (36) (43) (254) (248) (249) (249) (45) (47) (45) (43) Interest income and other  43  42  38  39  42  44  46  60  58  53  46  30  21 17 13 5 5 5 4 5 3 2 10 25 38 55 70 76 80 75 65 Net Contribution to Earnings (LTM)(1) $1,048 $931  $834  $1,109 $1,221 $1,537 $1,669 $1,182 $504  $212  $72  $165  $683 $736 $1,046 $1,425 $2,142 $3,337 $3,479 $3,629 $4,008 $3,615 $3,424 $2,851 $1,762 $1,050 $961 $1,217 $1,179 $1,127 $844 Interest expense, net of capitalized interest (435) (421) (405) (393) (387) (379) (374) (375) (377) (388) (386) (378) (356) (357) (365) (385) (437) (412) (380) (313) (306) (293) (281) (270) (264) (269) (274) (280) (281) (278) (275) Loss on debt extinguishment — — — — — — — — (12) — — — — (11) (23) (58) — — — — (276) (276) (276) (276) — — — — — — — Income taxes (102) (105) (56) (134) (140) (171) (183) (59) 75  177  159  137  36 (61) (167) (185) (377) (641) (616) (709) (729) (589) (582) (425) (238) (79) (56) (98) (96) (104) (35) Net Earnings (Loss) from Continuing Operations (LTM)(1) $511  $405  $373  $582  $694  $987  $1,112 $748  $190  $1  ($155) ($76) $363 $307 $491 $797 $1,328 $2,284 $2,483 $2,607 $2,697 $2,457 $2,285 $1,880 $1,260 $702 $631 $839 $802 $745 $534 Earnings from discontinued operations, net of income taxes 592  554  489  — — — — — — — — — — — — — — — — — — — — — — — — — — — — Net Earnings (Loss) (LTM) (GAAP)(1) $1,103 $959  $862  $582  $694  $987  $1,112 $748  $190  $1  ($155) ($76) $363 $307 $491 $797 $1,328 $2,284 $2,483 $2,607 $2,697 $2,457 $2,285 $1,880 $1,260 $702 $631 $839 $802 $745 $534 Dividends on preference shares (11) — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — Net Earnings (Loss) to Common Shareholders (LTM) (GAAP)(1) $1,092 $959  $862  $582  $694  $987  $1,112 $748  $190  $1  ($155) ($76) $363 $307 $491 $797 $1,328 $2,284 $2,483 $2,607 $2,697 $2,457 $2,285 $1,880 $1,260 $702 $631 $839 $802 $745 $534 (1) LTM = last twelve months. (2) Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents and short-term investments divided by the last twelve months of Adjusted EBITDA.  (3) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. Net debt to ADJUSTED EBITDA RECONCILIATION Total Company

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser’s Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges. (3) Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016. $ Millions 2011 2012 2013 2014  2015 2016 2017 2018 2019 2020  2021  2022 2023 Western Timberlands and Energy & Natural Resources (ENR) $283 $263 $380 $579 $470 $449 $520 $544 $332 $354 $404 $493 $359 Less: EBITDA attributable to Western ENR(1) 4 5 7 8 11 6 12 12 14 14 17 20 15 Western Timberlands 279 258 373 571 459 443 508 532 318 340 387 473 344 Southern Timberlands and ENR   290    339   372      457   472 469 428 398 410 319 363 399 397 Less: EBITDA attributable to Southern ENR(1) 64 41 44 47 42 43 45 47 58 45 62 92 91 Southern Timberlands   226    298   328      410   430 426 383 351 352 274 301 307 306 Northern Timberlands     29      28     32        47     41 26 23 19 15 4 9 14 6 Other Timberlands   (15)     (8) 46         2       7 6 22 — (5) (8) (4) (10) (10) Adjusted EBITDA including Legacy Plum Creek operations(1,2) $519  $576 $779 $1,030 $937 $901 $936 $902 $680 $610 $693 $784 $646 Less: EBITDA attributable to Plum Creek(3)    175   203  235   291 260 36  — — — — — — — Weyerhaeuser Timberlands Adjusted EBITDA(1) $344 $373 $544   $739 $678 $865 $936 $902 $680 $610 $693 $784 $646 Depletion, depreciation & amortization (138) (143) (168)   (207) (208) (366) (356) (319) (301) (257) (261) (256) (267) Special items — — — — — — (48) — (32) 102 32 — 109 Operating Income (GAAP) $206 $230 $376  $532 $470 $499 $532 $583 $347 $455 $464 $528 $488 Interest income and other       4       3       4         — — — — — — — — — — Loss attributable to non-controlling interest —  1 — — — — — — — — — — — Net Contribution to Earnings $210 $234 $380 $532 $470 $499 $532 $583 $347 $455 $464 $528 $488 ADJUSTED EBITDA RECONCILIATION Timberlands

$ Millions 2011 2012 2013 2014 2015 2016(1) 2017 2018 2019 2020 2021 2022 2023 Lumber ($7) $130 $317 $319 $212 $289 $459 $459 $183 $799 $1,630 $1,103 $83 OSB (4) 143 247 46 41 183 359 329 59 466 1,292 879 250 EWP 6 17 45 79 114 145 173 177 207 188 285 585 455 Distribution (37) (29) (33) 2 10 25 38 32 33 86 176 184 103 Other (1) (15) (2) — (5) (1) (12) (10) (6) (12) (26) (14) 14 Adjusted EBITDA(2) ($43) $246 $574 $446 $372 $641 $1,017 $987 $476 $1,527 $3,357 $2,737 $905 Depletion, depreciation & amortization (151) (133) (123) (119) (106) (129) (145) (149) (191) (195) (196) (201) (210) Special items (52) 6 (10) — (8) — (303) — 68 8 50 — 14 Operating Income (GAAP) ($246) $119 $441 $327 $258 $512 $569 $838 $353 $1,340 $3,211 $2,536 $709 Interest income and other 3 1 — — — — — — — — — — — Net Contribution to Earnings ($243) $120 $441 $327 $258 $512 $569 $838 $353 $1,340 $3,211 $2,536 $709 (1) Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. (2) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. ADJUSTED EBITDA RECONCILIATION Wood Products We have not provided a reconciliation of forecasted Adjusted EBITDA related to the new TimberStrand® facility in Monticello, Arkansas to the most comparable GAAP measure of net income because Adjusted EBITDA, excludes the impact of certain items described in the definition below, and management cannot estimate these items or the impact they will have on Adjusted EBITDA on a forward-looking basis without unreasonable effort. As a result, investors may be unable to accurately compare the expected impact of this investment to our historical results or the results or expected results of other companies that may have treated such matters differently. Nonetheless, management believes that providing this forward-looking non-GAAP information about this investment is useful to investors, and given the uncertain nature of forward-looking statements, we believe investors are able to take into account the inherent limitations of this forward-looking non-GAAP information. We cannot reasonably predict the occurrence, timing or amount of any of the items that we exclude from our Adjusted EBITDA estimate. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA and actual results may differ materially from our estimate.

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. $ Millions 2017 2018 2019 2020 2021 2022 2023 Real Estate $178 $196 $193 $176 $207 $206 $206 Energy & Natural Resources 63 68 81 65 89 123 114 Adjusted EBITDA(1) $241 $264 $274 $241 $296 $329 $320 Depletion, depreciation & amortization (15) (14) (14) (14) (15) (17) (16) Basis of real estate sold (81) (124) (116) (141) (71) (84) (93) Special Items in operating income — — — — — (10) — Operating Income (GAAP) $145 $126 $144 $86 $210 $218 $211 Interest income and other 1 1 — — — — — Net Contribution to Earnings $146 $127 $144 $86 $210 $218 $211 ADJUSTED EBITDA RECONCILIATION Real Estate, Energy & Natural Resources

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. We have not provided a reconciliation of forecasted Adjusted EBITDA related to Natural Climate Solutions to the most comparable GAAP measure because Adjusted EBITDA excludes the impact of certain items described in the definition below and management cannot estimate the impact these items will have on Adjusted EBITDA without unreasonable effort. We believe that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to operating income is that investors and analysts will have certain information that we believe is useful and meaningful regarding our Natural Climate Solutions business, but they will not have that information on a GAAP basis. As a result, investors and analysts may be unable to accurately compare the expected impact to our historical results or the results or expected results of other companies that may have treated such matters differently. Management believes that, given the inherent uncertainty of forward-looking statements, investors and analysts will be able to understand and appropriately take into account the limitations in the information we have provided. Investors are cautioned that we cannot predict the occurrence, timing or amount of all non-GAAP items that we exclude from Adjusted EBITDA. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA over the medium-term. ADJUSTED EBITDA RECONCILIATION Natural Climate Solutions $ Millions 2020 2021 2022 2023 Total Natural Climate Solutions Adjusted EBITDA(1) $22 $38 $43 $47 Depletion, depreciation & amortization (1) (1) (1) (1) Basis of real estate sold (9) (10) (10) (11) Operating Income (GAAP) $12 $27 $32 $35

ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (FAD) RECONCILIATION $ Millions 2017 2018 2019 2020 2021 2022 2023 Net cash from operations $1,201 $1,112 $966 $1,529 $3,159 $2,832 $1,433 Capital expenditures (excluding discontinued operations) (419) (427) (384) (281) (441) (468) (447) Funds Available for Distribution(1) $782 $685 $582 $1,248 $2,718 $2,364 $986 Cash for product remediation payments (from product remediation insurance recoveries) 192 96 (68) (8) — (37) — Cash tax payments attributable to Cellulose Fibers divestiture 75 — — — — — — Cash contribution to (cash tax refund associated with contribution to) our U.S. qualified pension plan — 300 — — (95) — — Adjusted Funds Available for Distribution(2) $1,049 $1,081 $514 $1,240 $2,623 $2,327 $986 (1) Funds available for distribution (FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. FAD, as we define it, is net cash from operations adjusted for capital expenditures. FAD measures cash generated during the period (net of capital expenditures) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Adjusted funds available for distribution (Adjusted FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. Adjusted FAD, as we define it, is net cash from operations adjusted for capital expenditures and significant non-recurring items. Adjusted FAD measures cash generated during the period (net of capital expenditures and significant non-recurring items) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. Adjusted FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.